NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated April 29, 2016
to the Prospectus dated March 1, 2016

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective May 1, 2016:

1.	The table under the “Fees and Expenses” section on page 9 of the Prospectus with respect to the Nationwide Mid Cap Market Index Fund is deleted and restated as follows:

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.21%	0.21%	0.21%	0.21%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	0.23%	0.15%	0.26%	0.06%
Total Annual Fund Operating Expenses	0.69%	1.36%	0.97%	0.27%
Fee Waiver/Expense Reimbursement1	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.68%	1.35%	0.96%	0.26%
1
Nationwide Mutual Funds and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.01% of the management fee to which the Adviser would be entitled until April 30, 2017.

2.	The tables under the “Example” section on page 10 of the Prospectus with respect to the Nationwide Mid Cap Market Index Fund are deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$640	$782	$936	$1,383
Class C shares	237	430	744	1,634
Class R shares	98	308	535	1,189
Institutional Class shares	27	86	151	342

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$137	$430	$744	$1,634

3.	The table under the “Fees and Expenses” section on page 15 of the Prospectus with respect to the Nationwide Small Cap Index Fund is deleted and restated as follows:

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%	0.19%	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	0.24%	0.17%	0.33%	0.08%
Total Annual Fund Operating Expenses	0.68%	1.36%	1.02%	0.27%
Fee Waiver/Expense Reimbursement1	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.66%	1.34%	1.00%	0.25%
1
Nationwide Mutual Funds and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.02% of the management fee to which the Adviser would be entitled until April 30, 2017.

4.	The tables under the “Example” section on page 16 of the Prospectus with respect to the Nationwide Small Cap Index Fund are deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$639	$778	$930	$1,371
Class C shares	236	429	743	1,633
Class R shares	102	323	561	1,246
Institutional Class shares	26	85	150	341

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$136	$429	$743	$1,633

Effective immediately:

1.	The table under the section “Portfolio Managers” on pages 8, 11, 14, and 17 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Greg Savage, CFA	Managing Director	Since 2012
Alan Mason	Managing Director	Since 2014
Creighton Jue, CFA	Managing Director	Since 2016
Rachel Aguirre	Director, Senior Portfolio Manager	Since 2016

2.
The information under the section “Portfolio Management,” within the subheading “Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund,” on pages 33-34 of the Prospectus, is deleted in its entirety and replaced with the following:

Each Fund is managed by a team comprising Greg Savage, CFA, Alan Mason, Creighton Jue, CFA, and Rachel Aguirre. This team is responsible for the day-to-day management of the Funds and the selection of the Funds’ investments.

Mr. Savage, CFA, Managing Director, is the Head of iShares Equity Portfolio Management team within BlackRock’s Index Equity team. He is responsible for overseeing the management of the Americas Listed iShares Equity Funds. Mr. Savage’s service with the firm dates back to 1999, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI he was a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management Group and was previously a transition manager in the Transition Management Group. Prior to BGI, Mr. Savage worked at Pacific Investment Management Company from 1997 to 1999 in various roles. Mr. Savage earned a Bachelor’s in Accounting from the University of Colorado at Boulder in 1994.

Mr. Mason, Managing Director, is head of the Americas Beta Strategies Portfolio Management team. Mr. Mason is also a member of the Beta Strategies and U.S. Defined Contribution leadership teams as well as the firm’s Human Capital Committee. Prior to these roles, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason’s service with the firm dates back to 1991, including his years with BGI, which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and most recently, as head of Global Portfolio Management, Client Solutions. Mr. Mason earned a B.A. from Baylor University of Louisville in 1989, graduating with honors, and an M.A. from University of California Berkeley in 1991.

Mr. Jue, CFA, Managing Director, is Head of BlackRock’s Alternative Beta Strategies team, part of Beta Strategies. He is responsible for managing BlackRock’s Index Plus strategies, currency hedge products and derivative overlay mandates. Mr. Jue's service with the firm dates back to 2000, including his years with BGI, which merged with BlackRock in 2009. At BGI, he was responsible for BGI's institutional developed international market index funds. Prior to joining BGI, he was a senior portfolio manager at Mellon Capital Management where he managed index and enhanced index portfolios in the domestic and international markets. Mr. Jue earned a B.A. in economics from University of California, Irvine, in 1992.

Ms. Aguirre, Director and Senior Portfolio Manager, leads the Developed Markets Institutional Index Equity team. She is responsible for overseeing the management of developed market index equity portfolios for institutional clients within Beta Strategies. Mrs. Aguirre's service with the firm dates back to 2005, including her years with BGI, which merged with BlackRock in 2009. At BGI, she was a Portfolio Manager in the Index Equity Group, where she managed index and enhanced index portfolios for institutional clients. Prior to this, she was a Portfolio Manager and Strategist in BGI's Fixed Income Group, focusing on Liability Driven Investing. Ms. Aguirre earned a B.S. in Mathematics from the College of Creative Studies at University of California Santa Barbara in 2003. She earned an M.S. in Financial Mathematics from Stanford University in 2004.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE